OMB APPROVAL
OMB Number:3235-0060
Expires:April 30, 2015
Estimated average burden
hours per response 5.71

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	April 1, 2014

AROTECH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-23336	95-4302784
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1229 Oak Valley Drive, Ann Arbor, Michigan	48108
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(800) 281-0356

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On April 1, 2014, we entered into and consummated a Membership Interest Purchase Agreement to purchase all of the membership interests of UEC Electronics, LLC, a South Carolina limited liability company (“UEC”), from the seller of UEC, a company principally owned by UEC’s two top managers. On that same date, we filed a Current Report on Form 8-K relating to, inter alia, our acquisition of UEC, in which we indicated our intention to submit the pro forma financial information prescribed by Rule 3-05 of Regulation S-X and Article 11 of Regulation S-X, respectively, not later than 7 7  days after the filing of that Current Report on Form 8-K in accordance with Subsection (a)(4) of Item 9.01 of the General Instructions for the Current Report on Form 8-K. This Amendment to that Current Report is being filed to provide that pro forma financial information.

We are therefore hereby amending our Current Report on Form 8-K filed with the SEC on April 1, 2014 by deleting subsections (b) and (c) of Item 9.01 in their entirety, and substituting in place and stead thereof new subsections (b) and (c) of Item 9.01.

Item 9.01                      Financial Statements and Exhibits.

(b)	Pro Forma Condensed Combined Financial Information
(i) and (ii)	Unaudited pro forma condensed combined balance sheet as of December 31, 2013 and condensed combined statement of operation s for the year then ended
(c)	Exhibits – The following documents are filed as exhibits to this report:

Exhibit Number	Description
*4.1	Membership Interest Purchase Agreement among, inter alia, Arotech Corporation, UEC Electronics, LLC and Ufkes Holdings, LLC dated April 1, 2014
*4.2	Voting and Lock-Up Agreement among, inter alia, Arotech Corporation, UEC Electronics, LLC and Ufkes Holdings, LLC dated April 1, 2014
*4.3	Amended and Restated Credit Agreement among Arotech Corporation, FAAC Incorporated and Fifth Third Bank dated March 31, 2014
*4.4	Joinder Agreement between UEC Electronics, LLC and Fifth Third Bank dated April 1, 2014
*4.5	Security Agreement between UEC Electronics, LLC and Fifth Third Bank dated April 1, 2014
*4.6	Guaranty from UEC Electronics, LLC to Fifth Third Bank dated April 1, 2014
*4.7
Patent and Trademark Security Agreement among Arotech Corporation,  FAAC Incorporated, Electric Fuel Battery Corporation and Fifth Third Bank dated March 31, 2014 [a substantially identical agreement was executed by UEC Electronics, LLC]

*23.1	Consent of Moore Beauston & Woodham LLP
*99.1	Press release dated April 1, 2014
*99.2	Press release dated March 31, 2014
*99.3	Revised Risk Factors
*99.4	Audited consolidated financial statements of UEC Electronics, LLC
99.5	Unaudited pro forma condensed combined financial information as of and for the year ended December 31, 2013

*	Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

AROTECH CORPORATION (Registrant)

Dated: May 15, 2014	By:	/s/ Robert S. Ehrlich
Robert S. Ehrlich
Chairman and CEO

EXHIBIT INDEX

The following exhibits are filed with the Current Report on Form 8-K/A.

Exhibit Number	Description
99.5	Unaudited pro forma condensed combined financial information as of and for the year ended December 31, 2013